UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 11, 2008 (Date of earliest event reported)

PremierWest Bancorp (Exact Name of Registrant as Specified in Its Charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 14, 2008, PremierWest issued a press release announcing the receipt of regulatory approvals from the FDIC, Oregon Department of Consumer and Business Services and California Department of Financial Institutions related to the proposed merger with Stockmans Financial Group. A copy of the press release is attached hereto as Exhibit 99.1. On January 11, 2008, Stockmans Financial Group sent a letter to shareholders clarifying the allocation and proration procedures in connection with the proposed merger. A copy of the letter is attached hereto as Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

This communication is being made in respect of the proposed merger transaction involving PremierWest and Stockmans. In connection with the proposed transaction, PremierWest has filed a registration statement on Form S-4 with the SEC containing a proxy statement for the shareholders of PremierWest and a proxy statement/prospectus for the shareholders of Stockmans, and PremierWest may file other documents filed by PremierWest with the SEC regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors are urged to read the joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they contain important information about the proposed transaction. The registration statement containing the joint proxy statement/prospectus and other documents is available free of charge at the SEC’s Internet site (http://www.sec.gov). The joint proxy statement/prospectus and the other documents may also be obtained for free by accessing PremierWest’s website at www.premierwest.com under the tab “Investors--Main Page” and the “Documents” tab.

PremierWest, Stockmans and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding PremierWest’s directors and executive officers is available in PremierWest’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 11, 2007 and PremierWest’s Annual Report on Form 10-K filed with the SEC on March 14, 2007. Information regarding Stockmans and PremierWest’s directors and executive officers is available in the joint proxy statement/prospectus for the special meeting of shareholders filed with the SEC.

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 PRESS RELEASE
99.2 LETTER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Dated:	January 11, 2008	By:/s/ Tom Anderson

Tom Anderson
Executive Vice President / Chief Financial Officer